Exhibit 99.1

TALBOTS
Established 1947

TALBOTS

Established 1947

January 2010

Investor Presentation

Confidential
TODAY’S AGENDA
• Investment Highlights
• Company Overview
• Growth Initiatives
• Recent Financial Performance
• Financing Transaction Terms and Summary
• Investment Highlights

Confidential
INVESTMENT HIGHLIGHTS
• Highly recognized women’s apparel brand, 63 year legacy
• Distinct positioning offers competitive strength
• Strong customer loyalty
Established
Brand
Multi Channel
Platform
Growth
Opportunities
• Allows 24/7 customer access: Retail, Catalog, On-line
• Consistent customer service and brand experience
• Leverages merchandising and support functions
• Merchandise Categories Expansion: Accessories and Woman’s
• Upscale Outlets offer access to new customers and channels
• Store Segmentation Initiative
Experienced
Management Team
• New leadership has begun to reenergize and modernize the Company
• Almost all members of the management team have arrived at Talbots within the past 2 years
• Team has an average of 23 years experience in the industry
Comprehensive
Financing
Solution
• Announced transactions are expected to better position the Company for the future
• Significantly de-levers the Company’s balance sheet

TALBOTS
Established 1947

TALBOTS
if you obey
all the rules
you miss all
the fun.

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• Brand aimed at the female “boomer
 consumer”
• Timeless classics, yet modern, priced in
 the better price category
• Apparel and non-apparel across Missy,
 Woman and Petite concepts
• Multi Channel Retailer
 – Stores
 – Catalog
 – Internet
 – Upscale Outlets
• Total Stores: 589 (at the end of Q3’09)
• Revenue (Continuing Operations):$1.2 billion (LTM
 period ending Q3’09)
Talbots Snapshot
“Tradition Transformed”
TALBOTS BRAND OVERVIEW

TALBOTS
Established 1947

MICHAEL SMALDONE
Chief Creative Officer

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TALBOTS CUSTOMER

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Gracious, Classic,
Cherished, Genuine,
Authentic, Timeless
Modern, Refined, Intuitive,
Surprising, Innovative,
Imaginative, Luxurious
ATTRACTIVELY POSITIONED BRAND
WITH SIGNIFICANT CUSTOMER LOYALTY
• Core, loyal Talbots customer is highly valuable:
 – Represents 30% of total Talbots customers
 – Talbots captures >50% share of wallet
• Attractive demographic profile:
 – Boomer: Average age 55
 – Upper Income: $130,000 Household Income
 – College Graduate: 79%
 – Married: 80%, With Children: 33%
 – Employed: 70%
 – Travel: 63%
 – On-line: 81%
“Tradition Transformed”
Source: Company research.

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Superior Customer
Service & Store
Experience
Private Label
Credit Card
Convenient Store
Locations
+
Easy and Accessible
Multi Channel
Platform
+
+
Key Drivers
CUSTOMER ACQUISITION STRATEGY:
Preserving Loyal, Reactivating Lapsed and Attracting New
Customer Marketing Strategy
• Focus on the Core: Nourish our relationships with our loyal customers
• Expand the Base: Re-engage lapsed and attract new customers
• Migrate Across Channels: Drive customers across stores / web / catalog seamlessly
• Change Brand Perceptions: Find new, innovative ways to introduce people to Talbots

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• We have increased shelf life discipline, and are keeping
 sales floor cleaner, increasing freshness
Li & Fung
Partnership
Markdown Cadence
RECENT IMPROVEMENTS:
STRATEGIC MERCHANDISING INITIATIVES
• New Li & Fung sourcing relationship will drive further
 margin improvement
• Over 380,000 full-price pants sold in stores during $5
 “try on” launch period and sold over 590,000 pairs in
 the 3rd quarter of 2009
• New merchandise / creative teams
• Re-vamped the architecture of the line
• Calibrated pricing posture
“Good, Better, Best”
Approach
Pant Fit Initiative

TALBOTS
Established 1947

50
30
10
-10
spring '05
fall '05
spring '06
fall '06
spring '07
fall '07
spring '08
fall '08
FEB. '09
spring '09
summer '09
fall '09
28 22 25 26 24 23 24 28 36 32 34 43
12 16 14 20 22 20 19 15 20 24 21 11
16 6 11 6 2 3 5 13 16 8 13 32
NET BETTER
Better
Worse

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NET BETTER MERCHANDISE SCORES: Among “Best” Customers
IMPROVING BRAND PERCEPTION
Source: Company research.

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2010-2012 GROWTH INITIATIVES
Upscale Outlets
Accessories
Expand Woman’s
Business
• Seek to open over 60 outlets by 2012
• Look to achieve margins of approximately 60%
• Accessories expected to exceed $100 million in sales in
 2012
• Across multiple store and size concepts
• Woman (plus-sized) segment is still under-served
• Would complement the Missy and Petite businesses
Store
Segmentation
• Optimize resources
• Improve productivity across store base

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GROWTH INITIATIVE:
STORE SEGMENTATION STRATEGY
• We are well positioned to benefit from localization
 – 589 stores, ~4 million gross square feet
 – Wide range of customer types, end use needs and real estate locations
 – Ongoing exercise to optimize size of store portfolio
• We must optimize the resources we have today:
 – Inventory
 – Store payroll
• We have divided stores on 2 dimensions that showed important differences in performance
 – Customer Lifestyle; based on how She shops, Her fashion sense and where the store is located
 – Climate; based on latitude and regional climate factors

TALBOTS
Established 1947

- Exploit and maximize current successes and future growth potential

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• This segmentation will allow for tailored
 assortments, layouts and merchandise
 presentation that appeal to different lifestyles
• Implements a business philosophy that is rooted
 in a customer-centric segmentation approach
• Improve metrics: increase turn, reduce
 markdowns, and drive gross margins
• Layering on of weather breaks and assortment
 pyramid gets the right product to the right stores
GROWTH INITIATIVE:
STORE SEGMENTATION ENABLES LOCALIZATION
Flagship
2 Stores
Premium
~100 Stores
Always
~150 Stores
Classic
~315 Stores
Note: US Missy store segmentation excludes Canada and Outlets

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Sales	26.2%	22.9%	13.5%	6% - 8%
COS, B&O	950 bps	180 bps	840 bps	> 2,000 bps
SG&A (BPS)	480 bps	50 bps	350 bps	790 - 810 bps
SG&A ($)	$19	$30	$28	$33 - $36
Adjusted Operating (Loss) Income*	$(15.8)	$(10.5)	$24.1	$0 - $5.0
Adjusted Earnings (Loss) Per Share*	($0.23)	($0.33)	$0.31	($0.06) - ($0.14)
*Excludes restructuring, impairment and, as to outlook, potential special items.
RECENT FINANCIAL PERFORMANCE
(Continuing Operations)
Q1 Actual
Q2 Actual
Q3 Actual
Q4 Outlook**
($ in millions, except per share data)
We turned the operating profit corner in Q3 2009
Singular focus on executing our plan in Q4 2009
________________________________________________________________________________
**Q4 outlook provided in this presentation is intended solely as a restatement of the public outlook provided by the Company on December 8, 2009 as part of its 3Q earnings release and conference call. The reference to Q4 Outlook does not, and is not intended to, either re-confirm or update in any manner that December 8, 2009 publicly provided outlook and does not, and is not intended to, reflect any financial or operating results of the Company or future expectations of the Company for any period following December 8, 2009. Such prior outlook is subject to the company’s forward looking statement accompanying its December 8, 2009 earnings release, which is available on the Company’s website under “Investor Relations” at www.thetalbotsinc.com, and is not a guarantee of future performance.

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• Shut down under-performing businesses
 – Talbots Kids / Mens / U.K. businesses
 – Sold J. Jill to Golden Gate Capital
Store Concepts
Stores
Inventory
Labor
Expenses
RATIONALIZING THE COST STRUCTURE
• Continued emphasis on inventory and expense
 management
• Rationalization of store portfolio
• Headcount reduction
• Rationalization of hourly workforce
• Employee related benefits
• Expected $150 million annualized expense
 reduction program nearly complete

TALBOTS
Established 1947

(in $ millions, except per share data)	Q3'09	Q3'08
Sales	$309	$357
% Comps	(15.9%)	(13.9%)
Gross Profit	$123	$113
% Margin	39.9%	31.6%
Adjusted Operating Income*	$24	($15)
% Margin	7.8%	(4.1%)
Adjusted EPS (Diluted)*	$0.31	($0.23)

** Note: Excludes restructuring and impairment charges.*

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Q3 ‘09 EARNINGS SUMMARY
(Continuing Operations)
• Margins drove increased profitability during the quarter
 – Strong IMUs and improved full-price selling
• Cost savings continued to have a significant positive impact on earnings
• Sales continued to decrease - however, full price sales decreased at a slower rate and were up 10% in October

TALBOTS
Established 1947

Q1 09
Q1 08
Q2 09
Q2 08
Q3 09
Q3 08
Q4 09**
Q4 08
FY 09**
FY 08
$60
$40
$20
$0
($20)
($40)
($60)
($80)
($100)
($16)
$38
($10)
($8)
$24
($15)
($93)
($78)

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*Note: Excludes restructuring, impairment and, as to outlook, potential special items.
($ in millions)
$5
$0
$3
$(2)
Continuing to build on Q3 improvement can produce a solid Q4 and FY ‘09
ADJUSTED OPERATING INCOME*
(Continuing Operations)
________________________________________________________________________________
**Q4 outlook provided in this presentation is intended solely as a restatement of the public outlook provided by the Company on December 8, 2009 as part of its 3Q earnings release and conference call. The reference to Q4 Outlook does not, and is not intended to, either re-confirm or update in any manner that December 8, 2009 publicly provided outlook and does not, and is not intended to, reflect any financial or operating results of the Company or future expectations of the Company for any period following December 8, 2009. Such prior outlook is subject to the company’s forward looking statement accompanying its December 8, 2009 earnings release, which is available on the Company’s website under “Investor Relations” at www.thetalbotsinc.com, and is not a guarantee of future performance.

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OVERVIEW OF THE COMPREHENSIVE
FINANCING SOLUTION
• Expected to position the Company for future growth
• Reduces outstanding indebtedness by approximately $330 million - significant deleveraging event
• Restores positive net worth to the Company
• Provides sufficient liquidity with longer-dated maturities to manage and grow the business
• Removes uncertainty with respect to intentions of majority shareholder
• Delivers control of the Company’s shares back to public shareholders
• Enhances trading liquidity and reduces overhang
• Accomplished with a net increase in outstanding shares of only 8 million to 26 million
 – BPW shareholders will receive a range of 0.9000 to 1.3235 Talbots shares per BPW share
 – BPW warrant holders will receive a mix of Talbots shares and 16-23 million new Talbots warrants
 – Aeon’s 29.9 million shares of Talbots to be retired

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• Talbots will acquire BPW (AMEX: BPW), an acquisition vehicle with $350 million in cash and liquid securities
• Talbots will issue between 38 million and 56 million shares to BPW shareholders in accordance with a floating exchange ratio (with a collar mechanism) based on
 Talbots trading price prior to closing
 – BPW shareholders will receive a range of 0.9000 to 1.3235 Talbots shares per
 BPW share
• 50% of BPW public warrants (AMEX: BPW/W) to be exchanged for Talbots shares at ratio equivalent to 10 BPW warrants per 1 BPW share and the remaining 50% to be exchanged for 16-23 million new Talbots warrants
• The sponsor and directors of BPW will forfeit a total of 1.86 million shares of BPW common stock and will exchange their BPW warrants for BPW shares at a 10 to 1 ratio
• Provides Talbots with $350 million in gross cash proceeds assuming 100%
 participation from BPW shareholders
BPW TRANSACTION TERMS

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 The GE Capital Secured Financing Commitment
• GE Capital Commitment to provide up to $200 million loan facility secured by a lien on substantially all assets of the Company
 – BPW transaction combined with GE Capital Commitment and cash on hand provides $550 million gross funds
 Transaction To Repay Debt And Retire Shares Held By AEON
• Talbots to repay $491 million of existing indebtedness held by Aeon and retire Aeon’s 29.9 million shares of Talbots for total cash consideration of $491 million
GE / AEON TRANSACTION TERMS

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Outstanding Debt Reduced by Approximately $330 million
Notes: Assumes 100% participation of BPW shareholders and $50 million of transaction expenses
• Reduces leverage to more normalized levels
• Repositions the balance sheet going forward - capitalization better supports business needs
SIGNIFICANT DEBT REDUCTION
Current
(Q3 2009)
Pro Forma For
Transactions
Debt ($MM)
$491
$160
Stockholders' Equity ($MM)
($191)
$119
Debt/Total Book Capitalization (%)
164%
57%

TALBOTS
Established 1947

(millions of shares)

Current Shares Outstanding		55.1	
Less: Aeon Shares Retired		(29.9)	
Plus: Shares Issued to BPW Shareholders	38.3	-	56.3
Net Increase in Shares Outstanding	**8.4**	**-**	**26.4**
Pro Forma Talbots Shares Outstanding	**63.5**	-	**81.5**

Confidential
PRO FORMA OWNERSHIP
% Talbots Public Shareholders  40% - 31%
% BPW Shareholders 60% - 69%
PRO FORMA SHARES OUTSTANDING AND
OWNERSHIP

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INVESTMENT HIGHLIGHTS
• Highly recognized women’s apparel brand, 63 year legacy
• Distinct positioning offers competitive strength
• Strong customer loyalty
Established
Brand
Multi Channel
Platform
Growth
Opportunities
• Allows 24/7 customer access: Retail, Catalog, On-line
• Consistent customer service and brand experience
• Leverages merchandising and support functions
• Merchandise Categories Expansion: Accessories and Woman’s
• Upscale Outlets offer access to new customers and channels
• Store Segmentation Initiative
Experienced
Management Team
• New leadership has begun to reenergize and modernize the Company
• Almost all members of the management team have arrived at Talbots within the past 2 years
• Team has an average of 23 years experience in the industry
Comprehensive
Financing
Solution
• Announced transactions are expected to better position the Company for the future
• Significantly de-levers the Company’s balance sheet

Confidential
Forward Looking Language
 Cautionary Statement and Certain Risk Factors to Consider
 In addition to the information set forth in this presentation, you should carefully consider the risk factors and risks and uncertainties included in the
 Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as in this presentation.
 This presentation contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,”
 “achieve,” “plan,” “look,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “potential” or similar statements or variations of such terms. All of the information concerning our outlook, future liquidity, future financial performance and results, future credit facilities and availability, future cash flows and cash needs, and other future financial performance or financial position, as well as our assumptions underlying such information, constitute forward-looking information. Our forward looking statements are based on a series of expectations, assumptions, estimates and projections about the Company, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning our liquidity, internal plan, regular-price and markdown selling, operating cash flows, and credit availability for all forward periods. Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including the following risks and uncertainties:
• our ability to satisfy the conditions to consummation of the BPW and related transactions;
• BPW’s ability to obtain the necessary support of its stockholders to approve the transactions, including the risk that the exercise of conversion rights by BPW’s stockholders, together with transaction costs incurred by BPW, may cause the balance of the BPW trust account to fall below the level necessary to consummate the transaction;
• BPW’s and our ability to obtain the necessary participation of BPW warrant holders in the exchange of BPW warrants for Talbots stock or warrants;
• our ability to satisfy the conditions to the $200 million credit commitment provided by GE or, failing that, to obtain sufficient alternative financing on a timely basis;
• the availability of proceeds of the BPW trust account following any exercise by stockholder of their conversion rights and the incurrence of transaction expenses;
• the continuing material impact of the deterioration in the U.S. economic environment over the past two years on our business, continuing operations, liquidity, financing plans, and financial results, including substantial negative impact on consumer discretionary spending and consumer confidence, substantial loss of household wealth and savings, the disruption and significant tightening in the U.S. credit and lending markets, and potential long-term unemployment levels;
• our level of indebtedness and our ability to refinance or otherwise address our short-term debt maturities, including all Aeon short-term indebtedness, on the terms or in amounts needed to satisfy these maturities and to address our longer-term maturities, as well as our working capital, strategic initiatives and other cash requirements;
• any lack of sufficiency of available cash flows and other internal cash resources to satisfy all future operating needs and other Company cash requirements;
• satisfaction of all borrowing conditions under all Aeon credit facilities including no events of default, accuracy of all representations and warranties, solvency conditions, absence of material adverse effect or change, and all other borrowing conditions;

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Forward Looking Language (continued)
• risk of any default under our credit facilities;
• our ability to achieve our 2009 financial plan for operating results, working capital, liquidity and cash flows;
• risks associated with the appointment of and transition to a new exclusive global merchandise buying agent and that the anticipated benefits and cost savings from this arrangement may not be realized or may take longer to realize than expected, and risk that upon any cessation of the relationship for any reason we would be able to successfully transition to an internal or other external sourcing function;
• our ability to continue to purchase merchandise on open account purchase terms at existing or future expected levels and with extended payment of accounts payable and risk that suppliers could require earlier or immediate payment or other security due to any payment concern or timing;
• risks and uncertainties in connection with any need to source merchandise from alternate vendors;
• any disruption in our supply of merchandise;
• our ability to successfully execute, fund, and achieve our supply chain initiatives, anticipated lower inventory levels, cost reductions, and our other initiatives;
• the risk that anticipated benefits from the sale of the J. Jill brand business may not be realized or may take longer to realize than expected and the risk that estimated or anticipated costs, charges and liabilities to settle and complete the transition and exit from and disposal of the J. Jill brand business, including both retained obligations and contingent risk for assigned obligations, may materially differ from or be materially greater than anticipated;
• our ability to accurately estimate and forecast future regular-price and markdown selling, operating cash flows and other future financial results and financial position;
• the success and customer acceptance of our merchandise offerings;
• future store closings and success of and necessary funding for closing underperforming stores;
• risk of impairment of goodwill and other intangible and long-lived assets; and
• the risk of continued compliance with NYSE continued listing conditions.
 All of our forward-looking statements are as of the date of this presentation only. In each case, actual results may differ materially from such forward-
 looking information. The Company can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this presentation or included in our periodic reports filed with the Securities and Exchange Commission could materially and adversely affect our continuing operations and our future financial results, cash flows, prospects, and liquidity. Except as required by law, the Company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances affecting such forward-looking statements occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-
 looking information will not be realized. Any public statements or disclosures by us following this release which modify or impact any of the forward-
 looking statements contained in this release will be deemed to modify or supersede such statements in this release.

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Important Additional Information
Important Additional Information and Where to Find It
• On December 23, 2009, Talbots filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-163955)
 containing a preliminary Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between
 Talbots and BPW. This material is not a substitute for the final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction. Talbots intends to file a tender offer statement and other documents, as required, with the SEC in connection with the warrant exchange offer. Investors and security holders are urged to read the preliminary
 Prospectus/Proxy Statement/Information Statement, the final Prospectus/Proxy Statement/Information
 Statement, the tender offer statement and any other relevant documents filed with the SEC when available carefully because they contain important information. The final Prospectus/Proxy Statement/Information Statement will be mailed to stockholders of Talbots and BPW. Investors and security holders will be able to obtain free copies of the
 Registration Statement, the final Prospectus/Proxy Statement/Information Statement, the tender offer statement and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement, the final Prospectus/Proxy
 Statement/Information Statement and the tender offer statement when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500.  The documents filed by BPW may also be obtained by requesting them in writing to BPW at BPW Acquisition Corp., Arjay (Richard)
 Jensen, SVP at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3310.
• Talbots, BPW and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of BPW in connection with the proposed transaction between Talbots and BPW.  You can find information regarding Talbots’ directors and executive officers in Talbots’ definitive proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2009.  You can find information regarding BPW’s directors and executive officers in BPW’s Annual Report on Form 10-K for its fiscal year ended December 31, 2008, which was filed with the SEC on March 30, 2009. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such participants by reading the final Prospectus/Proxy Statement/Information Statement when it becomes available.

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Additional Disclosures

SEC Regulation G

THE TALBOTS, INC. AND SUBSIDIARIES
Reconciliation of GAAP presentation net income (loss) to non-GAAP net income (loss) from continuing operations (unaudited)
Amounts in thousands except per share amounts

	For the 13 weeks ended January 31, 2009		For the 52 weeks ended January 31, 2008

(Loss) income from continuing operations after taxes	$(131,313)	$(2.45)	$(139,521)	$(2.61)
Impact of restructuring charges	7,645	0.14	17,793	0.33
Impact of asset impairments	269	0.01	2,845	0.05
(Loss) income from continuing operations before restructuring
and impairment charges after taxes	$(123,399)	$(2.30)	$(118,883)	$(2.23)

	For the 13 weeks ended May 2, 2009		For the 13 weeks ended May 3, 2008

(Loss) income from continuing operations after taxes	$(18,818)	$(0.35)	$18,506	$0.35
Impact of restructuring charges, net of taxes in 2008	6,396	0.12	3,173	0.06
Impact of asset impairments, net of taxes in 2008	19	0.00	653	0.01
(Loss) income from continuing operations before restructuring
and impairment charges after taxes	$(12,403)	$(0.23)	$22,332	$0.42

	For the 13 weeks ended August 1, 2009		For the 13 weeks ended August 2, 2008		For the 26 weeks ended August 1, 2009		For the 26 weeks ended August 2, 2008

Loss from continuing operations after taxes	$(20,481)	$(0.38)	$(11,951)	$(0.22)	$(39,299)	$(0.73)	$6,555	$0.12
Impact of restructuring charges, net of taxes in 2008	2,875	0.05	2,957	0.06	9,271	0.17	5,505	0.10
Impact of asset impairments, net of taxes in 2008	12	0.00	(429)	(0.01)	31	0.00	225	0.00
Loss from continuing operations before restructuring
and impairment charges after taxes	$(17,594)	$(0.33)	$(9,423)	$(0.17)	$(29,997)	$(0.56)	$12,285	$0.22

	For the 13 weeks ended October 31, 2009		For the 13 weeks ended November 1, 2008		For the 39 weeks ended October 31, 2009		For the 39 weeks ended November 1, 2008

Loss from continuing operations after taxes	$15,464	$0.28	$(14,763)	$(0.28)	$(23,835)	$(0.44)	$(8,208)	$(0.15)
Impact of restructuring charges, net of taxes in 2008	389	0.01	959	0.02	9,660	0.18	6,464	0.12
Impact of asset impairments, net of taxes in 2008	1,320	0.02	1,416	0.03	1,351	0.02	1,641	0.03
Loss from continuing operations before restructuring
and impairment charges after taxes	$17,173	$0.31	$(12,388)	$(0.23)	$(12,824)	$(0.24)	$(103)	$-

Confidential
Additional Disclosures

SEC Regulation G

THE TALBOTS, INC. AND SUBSIDIARIES
Reconciliation of GAAP presentation operating income (loss) to non-GAAP operating income (loss) from continuing operations (unaudited)
Amounts in thousands except per share amounts

	For the 13 weeks ended January 31, 2009	For the 52 weeks ended January 31, 2009

Operating (loss) income from continuing operations	$(100,762)	$(98,389)
Impact of restructuring charges	7,645	17,793
Impact of asset impairments	269	2,845
Operating (loss) profit from continuing operations, excluding
restructuring and impairment charges	$(92,848)	$(77,751)

	For the 13 weeks ended May 2, 2009	For the 13 weeks ended May 3, 2008

Operating (loss) income from continuing operations	$(22,219)	$32,298
Impact of restructuring charges	6,396	4,580
Impact of asset impairments	19	943
Operating (loss) profit from continuing operations, excluding
restructuring and impairment charges	$(15,804)	$37,821

	For the 13 weeks ended August 1, 2009	For the 13 weeks ended August 2, 2008

Operating income (loss) from continuing operations	$(13,365)	$(11,650)
Impact of restructuring charges	2,875	4,063
Impact of asset impairments	12	(590)
Operating profit (loss) from continuing operations, excluding
restructuring and impairment charges	$(10,478)	$(8,177)

	For the 13 weeks ended October 31, 2009	For the 13 weeks ended November 1, 2008

Operating income (loss) from continuing operations	$22,375	$(18,275)
Impact of restructuring charges	389	1,505
Impact of asset impairments	1,320	2,223
Operating profit (loss) from continuing operations, excluding
restructuring and impairment charges	$24,084	$(14,547)